Government loan	12 Months Ended
Dec. 31, 2021
Disclosure of Government loan [abstract]
Government loan

15.Government loan

On May 11, 2020, the Company received approximately $4.5 million in loan through the Paycheck Protection Program from the U.S. CARES Act (the “Government Loan”) to assist with payroll and other expenses at the Galena Complex during the COVID-19 pandemic. The Government Loan has a term of two years at an interest rate of 1% per annum and may be forgiven if proceeds are used for payroll and other specifically defined expenses and employee and compensation levels are maintained. The Government Loan will be recognized as a reduction of related payroll and other expenses incurred once forgiveness is reasonably assured.